SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2005

COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

Nevada	000-51044	01-0668846
(State of other jurisdiction of Incorporation or organization	(Commission File Number)	(I.R.S. Employer Identification No.)

400 South 4th Street, Suite 215, Las Vegas, Nevada 89101

(Address of principal executive offices)

(702) 878-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective as of the close of business on September 15, 2005, the Board of Directors of Community Bancorp (the Board) elected Jack Woodcock and Lawrence Scott to the boards of Community Bancorp and Community Bank of Nevada. The Board also appointed Thomas P. McGrath as Executive Vice President, Chief Risk Manager for Community Bank of Nevada.

Section 9 – Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits

99.1 Press Release dated September 19, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2005

Community Bancorp

By:	/s/ Edward M. Jamison
Edward M. Jamison
President and Chief Executive Officer

By:	/s/ Cathy Robinson
Cathy Robinson
Chief Financial Officer